Exhibit 10.2

EXECUTION COPY

AMENDMENT NUMBER ONE

TO THE

SECOND AMENDED AND RESTATED

STRATEGIC COLLABORATION AND LICENSE AGREEMENT

THIS AMENDMENT NUMBER ONE (the “Amendment”) to the Second Amended and Restated Strategic Collaboration and License Agreement is entered into as of the 13 day of July, 2015 (the “Amendment Effective Date”) by and among Alnylam Pharmaceuticals, Inc., a Delaware corporation, with its principal place of business at 300 Third Street, Cambridge, Massachusetts 02142 (“Alnylam”), and Isis Pharmaceuticals, Inc., a Delaware corporation, with its principal place of business at 2855 Gazelle Court, Carlsbad, California 92010 (“Isis”).

RECITALS

WHEREAS, Isis and Alnylam granted to each other certain exclusive rights with respect to certain targets pursuant to that certain Second Amended and Restated Strategic Collaboration and License Agreement dated January 8, 2015 (the “Second Restated Agreement”);

WHEREAS, Isis and Alnylam now desire to amend the Second Restated Agreement to expand such cross-license of exclusive rights to include additional targets as provided herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Isis and Alnylam each agrees as follows:

1.	DEFINITIONS

Capitalized terms used herein and not defined elsewhere herein have the meanings set forth in the Second Restated Agreement.

2.	AMENDMENTS

2.1 Section 12 of Exhibit 1.1 of the Second Restated Agreement is deleted and replaced in its entirety by the following:

“Alnylam Exclusive Target” means an RNA Target or protein product of (a) the antithrombin gene (AT, also known as AT3), (b) the aminolevulinate synthase 1 gene (AS1), (c) the hydroxyacid oxidase 1 gene (GO1) or (d) the alpha-1 antitrypsin gene (AAT), which genes are further identified and described on Exhibit B.

2.2 Section 58 of Exhibit 1.1 of the Second Restated Agreement is deleted and replaced in its entirety by the following:

“Isis Exclusive Target” means an RNA Target or protein product of (a) the Factor XI gene (FXI), (b) the Apo(a) gene (Apoa1), (c) the diglyceride acyltransferase gene 2 (DGAT2) or (d) the growth hormone receptor gene (GHR), which genes are further identified and described on Exhibit A.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

2.3 Section 100 of Exhibit 1.1 of the Second Restated Agreement is deleted and replaced in its entirety by the following:

“RNA Target” means a ribonucleic acid transcript with a defined sequence and/or function, including, for example, non-coding transcripts, pre-mRNA transcripts, and mRNA transcripts, including all splice variants and mutant forms of any such transcripts. RNA Targets may be identified by reference to a gene encoding such ribonucleic acid transcripts or, for transcripts that encode a protein, by reference to a protein encoded by such transcripts.

2.4 Exhibit A (Isis Exclusive Targets), Exhibit B (Alnylam Exclusive Targets), and Exhibit 5.3(d) (Isis Third Party Agreements) to the Second Restated Agreement are deleted and replaced with Exhibit A, Exhibit B and Exhibit 5.3(d) attached hereto, respectively. Schedules 1-8 (Alnylam Current Chemistry Patents), 1-9 (Alnylam Current Motif and Mechanism Patents), 1-14 (Alnylam Exclusive Target Patents), 1-17 (Alnylam Extended Field Patents), 1-52 (Isis Current Chemistry Patents), 1-53 (Isis Current Motif and Mechanism Patents), 1-60 (Isis Exclusive Target Patents) and 1-63 (Isis Extended Field Patents) to the Second Restated Agreement are deleted and replaced with Schedules 1-8, 1-9, 1-14, 1-17, 1-52, 1-53, 1-60 and 1-63 attached hereto, respectively.

2.5 Notwithstanding the provisions of Section 5.3(d) of the Second Restated Agreement, licenses to Isis Exclusive Target Patents that cover the manufacture, use or sale of an Alnylam Exclusive Target Product that hybridizes to and modulates the Alnylam Exclusive Target known as GO1 or the Alnylam Exclusive Target known as AAT (described in clause (c) and (d) of the definition of “Alnylam Exclusive Target”, respectively) and that are subject to contractual obligations between Isis and Third Parties in effect as of the Amendment Effective Date are licensed subject to the restrictions and other terms described in the Isis Third Party Agreements. Prior to the Amendment Effective Date, Isis has provided Alnylam with copies of the Isis Third Party Agreements, provided, that Isis may redact copies of out-licenses Isis has granted Third Parties so long as the redacted terms do not limit Alnylam’s rights hereunder or create obligations for Alnylam. Alnylam hereby agrees to comply, and to cause its sublicensees to comply, with such restrictions and other terms.

2.6 The license to Isis Exclusive Target Patents granted in Section 5.1(h) with respect to the Alnylam Exclusive Target known as [***].

2.7 Notwithstanding the provisions of Section 6.5(c), licenses to Alnylam Exclusive Target Patents that cover the manufacture, use or sale of an Isis Exclusive Target Product that hybridizes to and modulates an Isis Exclusive Target known as [***].

3.	MISCELLANEOUS

3.1 Other Terms. All other terms and conditions of the Second Restated Agreement shall remain in full force and effect.

3.2 Representations and Warranties of the Parties. Each Party represents and warrants to the other Party that, as of the Amendment Effective Date:

(a) Such Party is duly organized and validly existing under the laws of the state of its incorporation and has full corporate power and authority to enter into this Amendment and to carry out the provisions hereof;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(b) Such Party has taken all corporate action necessary to authorize the execution and delivery of this Amendment and the performance of its obligations under this Amendment;

(c) This Amendment is a legal and valid obligation of such Party, binding upon such Party and enforceable against such Party in accordance with the terms of this Amendment. The execution, delivery and performance of this Amendment by such Party does not conflict with any agreement, instrument or understanding, oral or written, to which such Party is a Party or by which such Party may be bound, and does not violate any law or regulation of any court, governmental body or administrative or other agency having authority over such Party. All consents, approvals and authorizations from all governmental authorities or other Third Parties required to be obtained by such Party in connection with this Amendment have been obtained; and

(d) Such Party has sufficient right, power and authority to enter into this Amendment, to perform its obligations under this Amendment and to grant the licenses granted hereunder.

3.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, and all of which together will constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF, the Parties hereby execute this Amendment Number One to the Second Amended and Restated Strategic Collaboration and License Agreement as of the date first written above.

ALNYLAM PHARMACEUTICALS, INC.

By:	/s/ John Maraganore
Name:	John Maraganore
Title:	Chief Executive Officer

ISIS PHARMACEUTICALS, INC.

By:	/s/ B. Lynne Parshall
Name:	B. Lynne Parshall
Title:	Chief Operating Officer

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit A

Isis Exclusive Targets

1.	The human Factor XI gene (also known as coagulation factor XI, plasma thromboplastin antecedent, F11, FXI). As of the Second Restatement Date, an example of an identifier for the Factor XI gene is NCBI Gene ID 2160.

2.	The human Apo(a) gene (also known as apolipoprotein(a); LPA; Lipoprotein, Lp(a); Lp(a); Apo A-I; Apoa1). As of the Second Restatement Date, an example of an identifier for the Apo(a) gene is NCBI Gene ID 4018.

3.	The human diacylglycerol acyltransferase 2 gene (also known as DGAT2, Acyl-CoA and diacylglycerol O-acyltransferase 2). As of the Amendment Effective Date, an example of an identifier for the DGAT2 gene is NCBI Gene ID 84649.

4.	The human growth hormone receptor gene (also known as GHR, GHBP and GHIP). As of the Amendment Effective Date, an example of an identifier for the GHR gene is NCBI Gene ID 2690.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit B

Alnylam Exclusive Targets

1.	The human antithrombin gene (also known asSERPINC1, antithrombin3, AT3 and ATIII). As of the Second Restatement Date, an example of an identifier for the antithrombin gene is NCBI Gene ID 462.

2.	The human aminolevulinate delta-synthase gene (also known as ALAS-1, ALAS, ALAS3, ALASH, aminolevulinate delta-synthase, Delta-ALA synthase, Delta-Aminolevulinate synthase 1, 5-aminolevulinic acid synthase 1, ALAS-H, 5-aminolevulinate synthase, MIG4, aminolevulinate synthase-1, AS1). As of the Second Restatement Date, an example of an identifier for the ALAS-1 gene is NCBI Gene ID 211.

3.	The human Alpha-1 antitrypsin gene (also known as AAT, SERPINA1, PI, A1A, PI1, A1AT, PRO2275, alpha1AT). As of the Amendment Effective Date, an example of an identifier for the AAT gene is NCBI Gene ID 5265.

4.	The human hydroxyacid oxidase 1 gene (also known as HAO1, GO, GO1, GOX, GOX1 and HAOX1). As of the Amendment Effective Date an example of an identifier for the HAO1 gene is NCBI Gene ID 54363.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit C

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXHIBIT 5.3(D)

ISIS THIRD PARTY AGREEMENTS

The following schedule of Isis Third Party Agreements is provided by Isis to Alnylam, in connection with the Agreement. Capitalized terms used but not otherwise defined herein have the meanings given to such terms in the Agreement.

This schedule and the information and disclosures contained in this schedule are intended only to qualify and limit the licenses granted by Isis to Alnylam in the Agreement and do not expand in any way the scope or effect of any such licenses.

AGREEMENTS PROVIDING RIGHTS TO THIRD PARTIES IN CERTAIN ISIS PATENT RIGHTS

[***]

AGREEMENTS GRANTING THIRD PARTIES RIGHTS TO CONDUCT TARGET VALIDATION

[***]

RESEARCH LICENSE AGREEMENTS

[***]

AGREEMENTS CONTAINING CROSS-LICENSES TO NEW TECHNOLOGY ARISING FROM PARTNER COLLABORATIONS

[***]

GOVERNMENT RIGHTS IN ISIS IP

1.	Government Rights – Inventions claimed in US Patent Applications: [***] were funded in part by a Small Business Innovation Research grant administered by the National Institutes of Health. Accordingly, the U.S. Federal Government retains certain rights to those inventions.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 1-8

Alnylam Current Chemistry Patents

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 15 pages were omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 1-9

Alnylam Current Motif and Mechanism Patents

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 39 pages were omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 1-14

Alnylam Exclusive Target Patents

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 52 pages were omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 1-17

Alnylam Extended Field Patents

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 1-52

Isis Current Chemistry Patents

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 26 pages were omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 1-53

Isis Current Motif and Mechanism Patents

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 4 pages were omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 1-60

Isis Exclusive Target Patents

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 25 pages were omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 1-63

Isis Extended Field Patents

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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